U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): January 1, 2006

                                  ANDAIN, INC.
	      ___________________________________________________
              (Exact Name of Company as Specified in Its Charter)

          Nevada     			0-51216			20-2066406
____________________________	________________________     ________________
(State or Other Jurisdiction	(Commission File Number)     (I.R.S. Employer
 of Incorporation)					   Identification No.)

        350 South Center Street, Suite 500, Reno, Nevada	   89501
	________________________________________________	__________
           (Address of Principal Executive Offices)		(Zip Code)

      Company's telephone number, including area code:  (775)333-5997



	 ____________________________________________________________.
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (See General Instruction A.2 below):

      [  ]  Written  communications  pursuant  to Rule 425 under the Securities
            Act (17 CFR 230.425)

      [  ]  Soliciting material pursuant to Rule  14a-12 under the Exchange Act
            (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      (a) Effective on January 1, 2006, Child, Sullivan & Company, the independent registered public accounting firm who was previously engaged as the principal accountant to audit the Company's financial statements, changed its accounting practice from a corporation to a professional limited liability company named Child, Van Wagoner & Bradshaw, PLLC. As this is viewed as a separate legal entity, the Company terminated its accounting arrangement with Child, Sullivan & Company. The decision to change principal accountants was approved by the Company's Audit Committee and subsequently approved by the Board of Directors.

      Child, Sullivan & Company audited the Company's financial statements for the period from July 23, 2004 (inception) through January 12, 2005. This firm's report on these financial statements was modified as to uncertainty that the Company will continue as a going concern; other than this, the accountant's report on the financial statements for that period neither contained an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles.

      During the period from July 23, 2004 (inception) through January 12, 2005, and the subsequent interim period preceding such change, there were no disagreements with Child, Sullivan & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. In addition, there were no "reportable events" as described in Item 304(a)(1)(iv)(B)1 through 3 of Regulation S-B that occurred during the period from July 23, 2004 (inception) through January 12, 2005, and the subsequent interim period preceding such change

      (b) On January 1, 2006, the Company engaged Child, Van Wagoner & Bradshaw, PLLC, as successor to Child, Sullivan & Company, as its independent registered public accounting firm to audit the Company's financial statements. During the period from July 23, 2004 (inception) through January 12, 2005, and the subsequent interim period prior to engaging this firm, neither the Company (nor someone on its behalf) consulted the newly engaged accountant regarding any matter.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS.

      Exhibits included are set forth in the Exhibit Index pursuant to Item 601of Regulation S-B.







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                                   SIGNATURE

      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 ANDAIN, INC.



Dated: January 2, 2006                       /s/ Gai Mar-Chaim
					     _________________
                                             Gai Mar-Chaim, Secretary/Treasurer



                                 EXHIBIT INDEX

Number                                                      Description

16          Letter on Change in Certifying Accountant (filed herewith).